SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     May 30, 2006
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                        (Date of earliest event reported)

                            Core Bond Products LLC
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              (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-50084                06-1646732
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(State of Incorporation)            (Commission           (I.R.S. Employer
                                    File Number)          Identification No.)

    Bank of America Corporate Center
        Charlotte, North Carolina                                      28255
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
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ITEM 8.01 Other Events

      On May 30, 2006, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 20, 2002, as amended, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent (the "Trust Agreement"). More specific information with respect to this distribution is filed as Exhibit
99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

      (a)   Financial statements of businesses acquired.

            Not Applicable.

      (b)   Pro forma financial information

            Not Applicable.

      (c)   Exhibits

            The following exhibits were filed as part of this report:

            99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 30, 2006.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Core Bond Products LLC, as Depositor of the
                                   Core Investment Grade Bond Trust I


                                   --------------------------------------------
                                   Name:  David James Walker
                                   Title: President and Chief Executive Officer

June 2, 2006


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

                               INDEX TO EXHIBITS

    Exhibit No.                           Description
    -----------                           -----------

       99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 30, 2006.



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